SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2003

WESTERN DIGITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20511 Lake Forest Drive, Lake Forest, California (Address of Principal Executive Offices)	92630 (Zip Code)

Registrant’s telephone number, including area code: (949) 672-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

     The following exhibits are furnished pursuant to Item 9 hereof and should not be deemed “filed” under the Securities Exchange Act of 1934.

Exhibit No.	Description

99.1	Press Release issued by Western Digital Corporation on July 24, 2003 announcing financial results for fourth fiscal quarter and fiscal year ended June 27, 2003.

99.2	Fourth Quarter Fiscal Year 2003 Western Digital Corporation Investor Information Summary.

Item 9. Regulation FD Disclosure.

     The information included in this Item 9 is intended to be furnished under “Item 12. Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

     On July 24, 2003, Western Digital Corporation announced financial results for the fourth fiscal quarter and fiscal year ended June 27, 2003. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DIGITAL CORPORATION

By:	/s/ Raymond M. Bukaty

Raymond M. Bukaty Vice President, General Counsel and Secretary

Dated: July 24, 2003

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release issued by Western Digital Corporation on July 24, 2003 announcing financial results for fourth fiscal quarter and fiscal year ended June 27, 2003

99.2	Fourth Quarter Fiscal Year 2003 Western Digital Corporation Investor Information Summary.